Exhibit 31.4
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO EXCHANGE ACT RULE 13a-14(a)/15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew Korenberg, certify that:
1. I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of Ligand Pharmaceuticals Incorporated; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: November 1, 2017

/s/ Matthew Korenberg
Matthew Korenberg Vice President, Finance and Chief Financial Officer Duly Authorized Officer and Principal Financial Officer